SUPPLEMENT DATED MARCH 12, 2026 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Advantage International Fund
(the “Fund”):
This supplement amends the Summary and Statutory Prospectus and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement, unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectus and SAI and retain it for future reference.
At a meeting held March 9-11, 2026, the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Board”) approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund will close to investments by new accounts after the close of business on or about March 26, 2026. Existing shareholders will continue to be able to invest in the Fund until the close of business on or about May 28, 2026, when no further purchases or exchanges into the Fund will be accepted as the Fund prepares for liquidation on or about the close of business on June 11, 2026, (the “Liquidation Date”) as described below. The liquidation may occur sooner if at any time before the Liquidation Date there are no shares outstanding in the Fund. The liquidation may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of the Fund to be necessary or appropriate. Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.
To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers expect to increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund could deviate from its stated investment strategies and policies and would no longer be managed to meet its investment objective, and may do so as soon as practicable to effectuate an orderly liquidation in preparation for the final distribution to shareholders. To the extent the Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns than the Fund’s benchmark index or other funds that remain fully invested.
On or promptly after the Liquidation Date, the Fund will make one or more liquidating distributions to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. If necessary, the Fund will declare and pay a dividend to distribute to each of its shareholders all of the Fund’s remaining investment company taxable income, if any, and all of the Fund’s net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, the Fund may, if eligible, treat some or all of such amounts distributed to its shareholders upon liquidation as being paid out as dividends as part of the liquidating distributions. The Fund’s liquidation may be a taxable event to its shareholders. Please consult your tax advisor about the potential tax consequences.
At any time prior to the Liquidation Date, the Fund’s shareholders may redeem the Fund’s shares pursuant to the procedures set forth in the prospectus under “Redeeming Shares,” as it may be supplemented. Shareholders who wish to avoid being liquidated out of the Fund altogether may also exchange their shares prior to the Liquidation Date for shares of another Invesco fund, subject to minimum investment account requirements and other restrictions on exchanges as described in the prospectus under “Exchanging Shares,” as it may be supplemented. Any such redemption or exchange of Fund shares for shares of another Invesco fund will generally be considered a taxable event for federal income tax purposes, except for exchanges in a tax-advantaged retirement plan or account. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.
Shareholders should consult their tax advisors regarding the effect of the Fund’s liquidation in light of their individual circumstances.
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